UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 14, 2003

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or Other Jurisdiction of Incorporation)	001-13467 (Commission File Number)	56-1641133 (I.R.S. Employer Identification No.)

601 Biotech Drive Richmond, Virginia 23235 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (804) 648-3820

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 23, 2002, the registrant engaged Segerdahl & Company, Inc. (“Segerdahl”) to provide certain investment banking services. This agreement was to terminate on April 11, 2003. On March 14, 2003, the Company extended such engagement to October 31, 2003.

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Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly ceased this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC

Dated: April 21, 2003	By:	/s/ ROBERT B. HARRIS, PH.D.
Robert B. Harris, Ph.D. President and Chief Executive Officer

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